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Exhibit 10.52

FOURTH AMENDMENT TO CREDIT AGREEMENT

        THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (herein called the "Amendment") is made as of October 7, 2009 by and among CLEAN ENERGY FUELS CORP., a Delaware corporation ("CEF"), and CLEAN ENERGY, a California corporation ("Clean Energy"; CEF and Clean Energy together are the "Borrowers"), and PLAINSCAPITAL BANK, a Texas state chartered bank ("Lender").

W I T N E S S E T H:

        WHEREAS, the Borrowers and Lender entered into that certain Credit Agreement dated as of August 15, 2008, as amended by (i) that certain First Amendment to Credit Agreement dated as of February 13, 2009, (ii) that certain Second Amendment to Credit Agreement dated as of March 12, 2009, and (iii) that certain Third Amendment to Credit Agreement dated as of May 5, 2009 (as further amended, supplemented, or restated to the date hereof, the "Original Credit Agreement"), for the purpose and consideration therein expressed, whereby Lender became obligated to make loans to the Borrowers as therein provided; and

        WHEREAS, the Borrowers and Lender desire to amend the Original Credit Agreement as set forth herein;

        NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lender to the Borrowers, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

ARTICLE I.

DEFINITIONS AND REFERENCES

        § 1.1.    Terms Defined in the Original Credit Agreement.    Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.

        § 1.2.    Other Defined Terms.    Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.

          "Amendment" means this Fourth Amendment to the Original Credit Agreement.

          "Credit Agreement" means the Original Credit Agreement as amended hereby.

ARTICLE II.

AMENDMENTS TO ORIGINAL AGREEMENT

        § 2.1.    Definitions.    Section 1.1 of the Original Credit Agreement is hereby amended to add the following definitions in the correct alphabetical order:

          "Facility A Commitment Period" means the period from and including October 7, 2009 until the Facility A Maturity Date (or, if earlier, the day on which the obligations of the Lender to make Loans hereunder has been terminated or the Notes first became due and payable in full).

          "Facility A Maturity Date" means August 15, 2010.

          "Facility A Maximum Credit Amount" means the obligation of the Lender to make Facility A Loans in an aggregate amount not exceeding $20,000,000.

        § 2.2.    Facility A Loans.    Section 2.1(a) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          (a)    Facility A Loans.    Subject to the terms and conditions hereof, the Lender agrees to make one or more loans to the Borrowers (herein called the "Facility A Loans"), upon Borrowers' request, provided that such requests occur during the Facility A Commitment Period, and the aggregate amount of Facility A Loans made by Lender, after giving effect to such requested loan does not exceed the Facility A Maximum Credit Amount. The obligation of the Borrowers to repay to the Lender the aggregate amount of all Facility A Loans made by the Lender, together with interest accruing in connection therewith, shall be evidenced by a single promissory note (herein called the "Facility A Note") by the Borrowers payable to the order of the Lender in the form of Exhibit A-1 with appropriate insertions. The amount of principal owing on the Facility A Note at any given time shall be the aggregate amount of all Facility A Loans theretofore made by the Lender minus all payments of principal theretofore received by the Lender on the Facility A Note. Interest on the Facility A Note shall accrue and be due and payable as provided herein. The Facility A Note shall be due and payable as provided herein, and shall be due and payable in full on Facility A Maturity Date. Subject to the terms and conditions hereof, Borrower may borrow, repay and reborrow hereunder.

          Borrowers shall have the right and option to extend the Facility A Maturity Date to August 15, 2011 (the "Extension Period"), subject to the conditions that:

              (i)  Borrowers shall have notified the Lender in writing of their exercise of such extension at least thirty (30) days prior to the then applicable Facility A Maturity Date;

             (ii)  on the date of such written notice and on the date of commencement of the Extension Period, there shall exist no Default; and

            (iii)  at or before the commencement of the Extension Period, Borrowers shall have executed such documents as the Lender deems reasonably appropriate to evidence such extension.

          During the Extension Period, interest will continue to accrue as set forth in Section 2.4 and payments of principal and interest will continue to be due and payable in accordance with Section 2.4.

        § 2.3.    Requests for Loans.    Section 2.2 of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          Section 2.2.    Requests for Loans.    The Borrowers must give to the Lender written or electronic notice (or telephonic notice promptly confirmed in writing) of any requested new Facility A Loans or Facility B Loans (after the first) to be advanced by the Lender. Each such notice constitutes a "Borrowing Notice" hereunder and must:

          (a)   specify the date on which such Loan is to be advanced;

          (b)   be received by the Lender not later than noon, Dallas, Texas time, at least two (2) Business Days prior to the day on which such Loans are to be made; and

          (c)   with respect to each request for a New Facility B Loan, include a copy of the applicable request for a new loan made by the Project Company under the Clean Energy Loan Documents, together with all supporting documentation therefor.

          Each such written request or confirmation must be made in the form and substance of the "Borrowing Notice" attached hereto as Exhibit B, duly completed. Each such telephonic request shall be deemed a representation, warranty, acknowledgment and agreement by the Borrowers as to the matters which are required to be set out in such written confirmation. If all conditions

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  precedent to such new Loans have been met, the Lender shall promptly make such Loans available to the Borrowers.

        § 2.4.    Use of Proceeds.    The first sentence of Section 2.3 is hereby amended and restated in its entirety to read as follows:

          The Borrower will use the Facility A Loans to finance capital expenditures and provide working capital for its operations and for other general business purposes.

        § 2.5.    Facility A Payments.    Section 2.4(d) of the Original Agreement is hereby amended and restated in its entirety to read as follows:

          (d)    Facility A Payments.    Interest, computed upon the unpaid principal balance of the Facility A Loans shall be due and payable quarterly as it accrues commencing on October 7, 2009, and continuing regularly on the last day of each Fiscal Quarter thereafter until payment in full of any principal outstanding amount of the Facility A Loans. On the Facility A Maturity Date, the entire amount of the Facility A Loans, principal and interest then remaining unpaid, shall be due and payable.

        § 2.6.    Mandatory Prepayments.    Section 2.6(a) of the Original Agreement is hereby amended in its entirety to read as follows:

          (a)   Clean Energy shall immediately deliver to the Lender all proceeds (net of reasonable expenses) received by Clean Energy from the sale of member interests in the Project Company to Cambrian pursuant to Section 13.1 of the LLC Agreement. All amounts received by the Lender pursuant to this Section 2.6(a) shall be applied as a prepayment of the Facility B Loans.

        § 2.7.    Exhibits.    Exhibit A-1 of the Original Agreement is hereby amended and restated in its entirely to read as set forth in Exhibit A-1 hereto.

ARTICLE III.

CONDITIONS OF EFFECTIVENESS

        § 3.1.    Effective Date.    This Amendment shall become effective as of the date first above written when and only when:

          (a)   Lender shall have received, at Lender's office, this Amendment and the Consent and Agreement, each duly executed and delivered and in form and substance satisfactory to Lender.

          (b)   All corporate and other proceedings taken or to be taken in connection with the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Lender, and Lender shall have received all such counterpart originals or certified copies of such documents as Lender may reasonably request.

          (c)   The Borrowers shall have paid, in connection with the Loan Documents, all fees and reimbursements to be paid to Lender pursuant to any Loan Documents, or otherwise due Lender and including fees and disbursements of Lender's attorneys.

ARTICLE IV.

REPRESENTATIONS AND WARRANTIES

        § 4.1.    Representations and Warranties of the Borrowers.    In order to induce Lender to enter into this Amendment, each Borrower represents and warrants to Lender that:

          (a)   The representations and warranties contained in Article V of the Original Agreement are true and correct at and as of the time of the effectiveness hereof, except to the extent that the

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  facts on which such representations and warranties are based have been changed by the extension of credit under the Credit Agreement.

          (b)   Such Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to borrow monies and to perform its obligations under the Credit Agreement. Such Borrower has duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and to authorize the performance of the obligations of such Borrower.

          (c)   The execution and delivery by such Borrower of this Amendment, the performance by such Borrower of its obligations hereunder and the consummation of the transactions contemplated hereby do not and will not conflict with any provision of law, statute, rule or regulation or of the organizational documents of such Borrower, or of any material agreement, judgment, license, order or permit applicable to or binding upon such Borrower, or result in the creation of any lien, charge or encumbrance upon any assets or properties of such Borrower. Except for those which have been obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by such Borrower of this Amendment or to consummate the transactions contemplated hereby.

          (d)   When duly executed and delivered, each of this Amendment and the Credit Agreement will be a legal and binding obligation of the Borrowers, enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or similar laws of general application relating to the enforcement of creditors' rights and by equitable principles of general application.

ARTICLE V.

MISCELLANEOUS

        § 5.1    Ratification of Agreements.    The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.

        § 5.3    Survival of Agreements.    All representations, warranties, covenants and agreements of each Borrower herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Borrower hereunder or under the Credit Agreement to Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, such Borrower under this Amendment and under the Credit Agreement.

        § 5.4    Loan Documents.    This Amendment is a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto.

        § 5.5    Governing Law.    This Amendment shall be governed by and construed in accordance the laws of the State of Texas and any applicable laws of the United States of America in all respects, including construction, validity and performance.

        § 5.6    Counterparts; Fax.    This Amendment may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to

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constitute one and the same Amendment. This Amendment may be validly executed by facsimile or other electronic transmission.

        THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.

[The remainder of this page has been intentionally left blank.]

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        IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

CLEAN ENERGY FUELS CORP., as a Borrower
By:	/s/ RICHARD R. WHEELER
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer
CLEAN ENERGY, as a Borrower
By:	/s/ RICHARD R. WHEELER
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer
PLAINSCAPITAL BANK, as the Lender
By:	/s/ J. BART BEARDEN
	Name:	J. Bart Bearden
	Title:	EVP

CONSENT AND AGREEMENT

        Reference is made to that certain Credit Agreement dated as of April 15, 2008 as amended by a First Amendment to Credit Agreement dated as of February 13, 2009, as amended by a Second Amendment to Credit Agreement dated as of March 12, 2009, by a Third Amendment to Credit Agreement dated as of May 5, 2009, and a Fourth Amendment to Credit Agreement dated as of October 7, 2009 (the "Fourth Amendment", the Credit Agreement, as so amended, the "Agreement"), by and among CLEAN ENERGY FUELS CORP., a Delaware corporation, CLEAN ENERGY, a California corporation (the "Borrowers"), and PLAINSCAPITAL BANK, a Texas state chartered bank (the "Lender"), which Agreement is in full force and effect on the date hereof. Terms which are defined the Agreement are used herein with the meanings given them in the Agreement.

        Each of the undersigned (each a "Grantor") hereby consents to the Fourth Amendment and agrees and acknowledges, with respect to each Security Document executed by it that (i) such Security Document is and shall continue in full force and effect for the benefit of the Lender with respect to the Obligations secured thereby; (ii) there are no offsets, claims or defenses of the undersigned with respect to such Security Document, nor, to the knowledge of the undersigned, with respect to the Loans; (iii) such Security Document is not released, diminished or impaired in any way by the transaction contemplated in connection with the Fourth Amendment; and (iv) such Security Document is hereby ratified and confirmed in all respects.

Dated: October 7, 2009

BLUE FUELS GROUP L.P.		NATURAL FUELS COMPANY, LLC
By:	Blue Energy General LLC, its general partner	By:	Clean Energy & Technologies LLC, its sole member
By:	Clean Energy & Technologies LLC, its sole member	By:	Clean Energy Fuels Corp., its sole member
By:	Clean Energy Fuels Corp., its sole member
By:	/s/ RICHARD R. WHEELER Richard R. Wheeler Chief Financial Officer	By:	/s/ RICHARD R. WHEELER Richard R. Wheeler Chief Financial Officer

TRANSTAR ENERGY COMPANY L.P.
By:	Blue Energy General LLC, its general partner
By:	Clean Energy & Technologies LLC, its sole member
By:	Clean Energy Fuels Corp., its sole member
By:	/s/ RICHARD R. WHEELER Richard R. Wheeler Chief Financial Officer

 EXHIBIT A-1

FACILITY A NOTE

$20,000,000	Dallas, Texas

        FOR VALUE RECEIVED, the undersigned, CLEAN ENEGY FLUELS CORP., a Delaware corporation, and CLEAN ENERGY, a California corporation (collectively, "Borrower"), hereby jointly and severally promise to pay to the order of PLAINS CAPITAL BANK (the "Lender"), the principal sum of Twenty Million Dollars ($20,000,000), or, if greater or less, the aggregate unpaid principal amount of the Loans made by Lender to Borrowers pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Credit Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Lender under the Credit Agreement, or such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

        This Note (a) is issued and delivered under that certain Credit Agreement dated as of August 15, 2008, among Borrowers and the Lender (as from time to time supplemented, amended or restated, the "Credit Agreement"), and is the "Facility A Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

        Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code and shall be used in this Note for calculating the Highest Lawful Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

        If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrowers and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

        Borrowers and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extension, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any release or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

        This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Texas (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

CLEAN ENERGY FULES CORP.
By:

Name:
Title:
CLEAN ENERGY
By:

Name:
Title:

FACILITY A NOTE

$20,000,000	Dallas, Texas	October 7, 2009

        FOR VALUE RECEIVED, the undersigned, CLEAN ENEGY FLUELS CORP., a Delaware corporation, and CLEAN ENERGY, a California corporation (collectively, "Borrower"), hereby jointly and severally promise to pay to the order of PLAINS CAPITAL BANK (the "Lender"), the principal sum of Twenty Million Dollars ($20,000,000), or, if greater or less, the aggregate unpaid principal amount of the Loans made by Lender to Borrowers pursuant to the terms of the Credit Agreement (as hereinafter defined), together with interest on the unpaid principal balance thereof as set forth in the Credit Agreement, both principal and interest payable as herein provided in lawful money of the United States of America at the offices of Lender under the Credit Agreement, or at such other place within Dallas County, Texas, as from time to time may be designated by the holder of this Note.

        This Note (a) is issued and delivered under that certain Credit Agreement dated as of August 15, 2008, among Borrowers and the Lender (as from time to time supplemented, amended or restated, the "Credit Agreement"), and is the "Facility A Note" as defined therein, (b) is subject to the terms and provisions of the Credit Agreement, which contains provisions for payments and prepayments hereunder and acceleration of the maturity hereof upon the happening of certain stated events, and (c) is secured by and entitled to the benefits of certain Security Documents (as identified and defined in the Credit Agreement). Payments on this Note shall be made and applied as provided in the Credit Agreement. Reference is hereby made to the Credit Agreement for a description of certain rights, limitations of rights, obligations and duties of the parties hereto and for the meanings assigned to terms used and not defined herein and to the Security Documents for a description of the nature and extent of the security thereby provided and the rights of the parties thereto.

        Notwithstanding the foregoing paragraph and all other provisions of this Note, in no event shall the interest payable hereon, whether before or after maturity, exceed the maximum amount of interest which, under applicable Law, may be contracted for, charged, or received on this Note, and this Note is expressly made subject to the provisions of the Credit Agreement which more fully set out the limitations on how interest accrues hereon. In the event applicable Law provides for an interest ceiling under Chapter 303 of the Texas Finance Code (the "Texas Finance Code") as amended, for that day, the ceiling shall be the "weekly ceiling" as defined in the Texas Finance Code and shall be used in this Note for calculating the Highest Lawful Rate and for all other purposes. The term "applicable law" as used in this Note shall mean the laws of the State of Texas or the laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

        If this Note is placed in the hands of an attorney for collection after default, or if all or any part of the indebtedness represented hereby is proved, established or collected in any court or in any bankruptcy, receivership, debtor relief, probate or other court proceedings, Borrowers and all endorsers, sureties and guarantors of this Note jointly and severally agree to pay reasonable attorneys' fees and collection costs to the holder hereof in addition to the principal and interest payable hereunder.

        Borrowers and all endorsers, sureties and guarantors of this Note hereby severally waive demand, presentment, notice of demand and of dishonor and nonpayment of this Note, protest, notice of protest, notice of intention to accelerate the maturity of this Note, declaration or notice of acceleration of the maturity of this Note, diligence in collecting, the bringing of any suit against any party and any notice of or defense on account of any extension, renewals, partial payments or changes in any manner of or in this Note or in any of its terms, provisions and covenants, or any releases or substitutions of any security, or any delay, indulgence or other act of any trustee or any holder hereof, whether before or after maturity.

        This Note and the rights and duties of the parties hereto shall be governed by the Laws of the State of Texas (without regard to principles of conflicts of law), except to the extent the same are governed by applicable federal Law.

CLEAN ENERGY FULES CORP.
By:	/s/ RICHARD R. WHEELER
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer
CLEAN ENERGY
By:	/s/ RICHARD R. WHEELER
	Name:	Richard R. Wheeler
	Title:	Chief Financial Officer

 EXHIBIT B

BORROWING NOTICE

        Reference is made to that certain Credit Agreement dated as of August 15, 2008 (as amended or supplemented, the "Agreement"), by and among Clean Energy Fuels Corp. and Clean Energy (each a "Borrower", and collectively "Borrowers") and PLAINSCAPITAL BANK (the "Lender"). Terms which are defined in the Agreement are used herein with the meanings given them in the Agreement. Borrowers hereby requests a new Facility B Loan to be advanced pursuant to Section 2.1 of the Agreement as follows:

Amount of Facility B Loan:	$

Date on which Loan is to be advanced:

        Attached hereto is a copy of the request for a new loan made by CE Dallas under the Clean Energy Loan Documents, together with all supporting documentation therefore.

        To induce the Lender to make such Loan, Borrowers hereby jointly and severally represent, warrant, acknowledge and agree to and with the Lender that:

        (a)   The officers of Borrowers signing this instrument are duly elected, qualified and acting officer of Borrowers as indicated below such officer's signature hereto having all necessary authority to act for Borrowers in making the request herein contained.

        (b)   The representations and warranties of Borrowers set forth in the Agreement and the other Loan Documents are true and correct in all respects on and as of the date hereof (except to the extent that the facts on which such representations and warranties are based have been changed by the extension of credit under the Agreement), with the same effect as though such representations and warranties had been made on and as of the date hereof, except for any such representation or warranty that expressly applies to a specified earlier date, in which case such representation or warranty shall have been true in all material respects on and as of such earlier date.

        (c)   There does not exist on the date hereof any condition or event which constitutes a Default which has not been waived in writing as provided in Section 9.1(a) of the Agreement; nor will any such Default exist upon Borrowers' receipt and application of the Loans requested hereby. Borrowers will use the Loans hereby requested in compliance with Section 2.4 of the Agreement.

        (d)   Except to the extent waived in writing as provided in Section 9.1(a) of the Agreement, Borrowers have performed and complied with all agreements and conditions in the Agreement required to be performed or complied with by Borrowers on or prior to the date hereof, and each of the conditions precedent to Loans contained in the Agreement remains satisfied..

        (e)   The Loan Documents have not been modified, amended or supplemented by any unwritten representations or promises, by any course of dealing, or by any other means not provided for in Section 9.1(a) of the Agreement. The Agreement and the other Loan Documents are hereby ratified, approved, and confirmed in all respects.

        The officers of Borrowers signing this instrument hereby certify that, to the best of their knowledge after due inquiry, the above representations, warranties, acknowledgments, and agreements of Borrowers are true, correct and complete.

        IN WITNESS WHEREOF, this instrument is executed as of                        , 20

CLEAN ENERGY FUELS CORP.
By:

Name:
Title
CLEAN ENERGY
By:

Name:
Title

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  Exhibit 10.52
  EXHIBIT A-1
  EXHIBIT B
BORROWING NOTICE